UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                            PORTALTOCHINA.COM, INC.
                (Name of Registrant As Specified In Its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4)     Date Filed:

                            PORTALTOCHINA.COM, INC.
                       2325 Hurontario Street, Suite 204
                         Mississauga, Ontario  L5A 4K4
                                 (647) 294-8537

              NOTICE OF WRITTEN CONSENT TO ACTION BY STOCKHOLDERS

April __, 2010

This notice and the accompanying information statement is being furnished to the stockholders of Portaltochina.com, Inc., a Nevada corporation (the "Company") with respect to a written consent to action received from the holders of 69% of the issued and outstanding shares of the Company's common stock adopting resolutions approving the amendment and restatement of the Company's Articles of Incorporation, as set out in the Amended and Restated Articles of Incorporation annexed to and forming part of the information statement.

The amendment of the Company's Articles of Incorporation includes the addition of certain provisions that may, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of the Company without further vote or action by the stockholders and could adversely affect the voting and other rights of the holders of our common stock.

Only Company stockholders of record as at 8:00 a.m. on April 8, 2010 are entitled to receive this Information Statement

The amendment will become effective on the earlier of (i) 21 days from the date the accompanying information statement is first mailed to the stockholders, or,
(ii) such later date as approved by our board of directors, in its sole discretion. The amendment will become effective through the filing of a Certificate of Amendment with the Secretary of State of Nevada.

Your vote or consent is not requested or required, and our sole director is not soliciting your proxy. Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of our common stock is sufficient to approve these matters.

The accompanying information statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

                                              By Order of the Board of Directors


                                              /s/ Caroline Rechia
                                              Caroline Rechia
                                              President, CEO and Director




                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            PORTALTOCHINA.COM, INC.
                       2325 Hurontario Street, Suite 204
                          Mississauga, Ontario  L5A 4K
                                 (647) 294-8537

                             INFORMATION STATEMENT

               Date first mailed to stockholders:  April __, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

INTRODUCTION

This information statement (the "Information Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is being mailed or otherwise furnished to the registered stockholders of Portaltochina.com, Inc., a Nevada corporation (the "Company," "we," or "us"), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the issued and outstanding shares of the Company's common stock (the "Common Stock") have executed a written Consent to Action approving the amendment of the Company's Articles of Incorporation, as set out in the Amended and Restated Articles of Incorporation annexed hereto and forming a part of this information statement (the "Amendment").

The Amendment was approved by resolution of our board of directors on April 8, 2010. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the Amendment as quickly as possible, our board of directors resolved to proceed with the corporate action by obtaining a written Consent to Action from stockholders holding a majority of the voting rights of the Common Stock.

This Information Statement is dated April ___, 2010 and is first being mailed to stockholders on or about April ___, 2010. Only stockholders of record at 8:00 a.m. on April 8, 2010 (the "Record Date") are entitled to receive this Information Statement.

DESCRIPTION  OF  AMENDMENTS  TO  ARTICLES  OF  INCORPORATION

Our existing Articles of Incorporation are inadequate for our current needs and lack certain important provisions found in more sophisticated and modern articles of incorporation. On April 8, 2010, our board of directors resolved that it would be in the best interests of the Company to amend the Articles of Incorporation in the form of the Amendment.

There are several key substantive differences between our current Articles of Incorporation and the Amended and Restated Articles of Incorporation, as follows:

1.     AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

Article 1 of the Amended and Restated Articles changes the name of the Company to "Northridge Ventures Inc."

Since its inception on March 18, 2003, the Company has been engaged in the development of an internet portal to facilitate trade with China. The Company experienced difficulty in launching its business through its portal due to the foreign currency administration policies in China. In light of the Company's failure to earn any meaningful revenue, its management has been re-assessing the Company's business plan and revenue model with a view to achieving profitability and improving shareholder equity. On January 1, 2010, the Company moved its head office from China to Canada. To reflect the shift of the Company's business focus away from China and the physical relocation of the Company's head office to Canada, the board of directors have recommended the alteration of the Company's name to "Northridge Ventures Inc."

2.     AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES

Section 5.1 of Article 5 of the Amended and Restated Articles increases the Company's authorized capital to 800,000,000 shares of Common Stock ($0.0001 par value) and 200,000,000 shares of Preferred Stock ($0.0001 par value).

The increase in the Company's authorized capital will provide the Company with needed stock to enable it to undertake financing transactions in which the Company may employ its Common Stock and/or Preferred Stock, including transactions to raise working capital through the sale of Common Stock and/or Preferred Stock. The Company's board of directors is of the view that that the number of shares currently authorized may not be sufficient to meet anticipated future needs. The board of directors also considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock and to issue, when and where appropriate or necessary, Preferred Stock, without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares will enhance the Company's flexibility in connection with public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes, and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed. Management of the Company does not currently have any plans, proposals or arrangements to issue any of the newly-authorized shares of Common Stock or Preferred Stock.

3. AMENDMENT OF ARTICLES OF INCORPORATION TO ENABLE OUR DIRECTORS TO ESTABLISH ONE OR MORE SERIES OF PREFERRED STOCK

Section 5.2 of Article 5 of the Amended and Restated Articles grants our board of directors the authority to establish one or more series of Preferred Stock and to determine and prescribe the voting powers, distinguishing designations, preferences, limitations, restrictions and relative rights of the Preferred Stock, and any series of Preferred Stock.

The issuance of any shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

4. AMENDMENT OF ARTICLES OF INCORPORATION TO ENABLE OUR DIRECTORS TO AUTHORIZE DIVIDENDS AND OTHER DISTRIBUTIONS ON PREFERRED STOCK

Section 5.4 of Article 5 of the Amended and Restated Articles of Incorporation grants our board of directors the authority to authorize and direct the payment of dividends and the making of other distributions by the Company in respect of the issued and outstanding shares of Preferred Stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class or series in which the payment or distribution is to be made.

The Company may issue shares of Common Stock as a dividend in respect of shares of Preferred Stock or any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

5.     AMENDMENT OF ARTICLES OF INCORPORATION TO INDEMNIFY DIRECTORS AND
OFFICERS

Article 7 of the Amended and Restated Articles of Incorporation indemnifies and holds harmless our directors and officers to the fullest extent permitted under the law of the State of Nevada against all expenses, liability and loss reasonably incurred or suffered by them in connection with any action, suit or proceedings by reason of the fact that they are or were directors or officers of the Company. Such right of indemnification is not exclusive of any other right that such person may have under the Bylaws of the Company, or otherwise.

6. AMENDMENT OF ARTICLES OF INCORPORATION TO GIVE OUR DIRECTORS THE EXCLUSIVE POWER TO AMEND OUR BYLAWS

Article 8 of the Amended and Restated Articles of Incorporation reserves to our board of directors the power to amend our bylaws.

Section 78.320 of the Nevada Revised Statutes permits reserving the power to adopt bylaws to the board of directors, and permits the amendment or repeal of any bylaw by the board of directors unless a particular bylaw was adopted by the shareholders and expressly states that only the shareholders may amend or repeal that bylaw. The Company's current bylaws were adopted in their entirety by the board of directors, and thus, once the consent to approve the Amended and Restated Articles of Incorporation is taken, the board of directors will be able to alter the bylaws as it deems fit. Vesting power to alter the bylaws in the board of directors will provide greater flexibility for the Board, but it will also make it more difficult for our shareholders to amend our bylaws. As a result of this provision, Stockholders will not be able to amend our bylaws without first amending our Articles of Incorporation to grant them this power. The Board intends to amend and restate the bylaws once the Amended and Restated Articles of Incorporation are effective so that the Bylaws will be consistent with the Amended and Restated Articles of Incorporation.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE AMENDMENTS

Certain  provisions  of  the  Amendment  may  have  an  anti-takeover  effect.

Certain provisions of the Amendment could by used by management of the Company to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

The authorization of classes of Preferred Stock or Common Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Company's directors to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock could also be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

We are not currently aware of any attempt to take over or acquire the Company. While the Amendment may be deemed to have possible anti-takeover effects, it is not prompted by any specific effort or takeover threat currently perceived by management, and neither our management nor our board of directors views any provisions of the Amendment as an anti-takeover mechanism. Except for the potential effects of the Amendment, there are no anti-takeover provisions in the Company's Articles of Incorporation, Bylaws or other governing documents, and the Company's board of directors currently has no plan to adopt any proposal or to enter into other arrangement that may have material anti-takeover consequences.

APPROVAL  OF  THE  WRITTEN  CONSENT  RESOLUTIONS

Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

The shares of Common Stock are the only class of voting securities of the Company outstanding. As of the Record Date, the Company had 8,000,000 shares of Common Stock issued and outstanding. Each share of Common Stock carries one vote per share on all matters submitted to a vote of the stockholders.

At the Record Date two of our stockholders held 5,514,000 shares of Common Stock representing 69% of the voting rights of our stockholders. These two stockholders voted in favor of the Amendment by written consent on April 8, 2010, and since they had sufficient voting power to approve the Amendment through their ownership of capital stock, no consent or approval of the Amendment by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the Amendment and your consent is not required and is not being solicited in connection with the approval of the Amendment. No vote or other action is requested or required on your part.

EFFECTIVE  DATE

The Amendment will become effective on the earlier of (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by our board of directors, in their sole discretion. The Amendment will become effective through the filing of a Certificate of Amendment with the Secretary of State of Nevada.

DISSENTER'S  RIGHTS

Neither the Articles of Incorporation and Bylaws of the Company nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the aforementioned resolutions.

EXCHANGE  OF  STOCK  CERTIFICATES

Stockholders will be entitled to exchange their stock certificates for new certificates representing the shares of Common Stock after giving effect to the Amendment by submitting them to the Company's transfer agent, Transfer Online Inc., of 512 SE Salmon Street, Portland, Oregon 97214, Telephone number: (503) 227-2950. Upon receipt of an existing stock certificate, the Transfer Agent will issue to the stockholder a new certificate under the new name of the Company. The new certificates will contain the same restrictive legend as the certificates for which they are exchanged. Stockholders will be responsible for the costs of exchanging their certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company's securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class:

The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

--------------------------------------------------------------------------------
                                                     BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------
NAME OF BENEFICIAL OWNER                          SHARES     PERCENTAGE OF CLASS
--------------------------------------------------------------------------------
Caroline Rechia                                3,000,000             38%
c/o Portaltochina.com, Inc.
2325 Hurontario Street, Suite 204
Mississauga, Ontario  L5A 4K
--------------------------------------------------------------------------------
All directors and executive officers,          3,000,000             38%
as a group (1 persons)
--------------------------------------------------------------------------------
Gisela Mills                                   2,514,000             31%
c/o Portaltochina.com, Inc.
2325 Hurontario Street, Suite 204
Mississauga, Ontario  L5A 4K
--------------------------------------------------------------------------------
All beneficial owners of more than 5% of       2,514,000             31%
the Company's Common Stock (1 person)
--------------------------------------------------------------------------------

PROPOSALS BY SECURITY HOLDERS

There  are  no  proposals  by  any  security  holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company's directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment that is not shared by all other holders of the Company's common stock. Our board of directors and majority stockholders approved the Amendment on April 8, 2010. No other security holder entitled to vote at a stockholders' meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its board of directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information the Company files at the Securities and Exchange Commission's public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

April __, 2010                                By Order of the Board of Directors


                                              /s/ Caroline Rechia
                                              Caroline Rechia
                                              Chief Executive Officer,
                                              President and Director

Exhibit A
                               CONSENT TO ACTION
                                       OF
                              THE STOCKHOLDERS OF
                            PORTALTOCHINA.COM, INC.
                             (A NEVADA CORPORATION)

Pursuant to Section 320 of the Nevada General Corporation Law, the undersigned, being stockholders of Portaltochina.com, Inc., a Nevada corporation (the "Corporation"), holding a majority of the voting power, acting by written consent to action, do hereby adopt the following resolution:

WHEREAS, pursuant to the applicable and the Bylaws of the Corporation, it is deemed desirable and in the best interests of the Corporation that the following actions be taken by the stockholders of the Corporation pursuant to this consent to action:

NOW, THEREFORE, BE IT RESOLVED that the undersigned stockholders of the Corporation hereby consent to, approve and adopt the following:

AMENDMENT OF ARTICLES OF INCORPORATION.

WHEREAS, it is hereby deemed to be advisable and in the best interests of the Corporation and its stockholders to amend and restate its Articles of Incorporation, a true and exact copy of which is attached hereto as Exhibit A.

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation shall be amended and restated as set forth in Exhibit A attached hereto.

DATED THIS 8th day of April, 2010.


                                   /s/ Caroline Rechia
                                   Caroline Rechia


                                   /s/ Gisela Mills
                                   Gisela Mills

Exhibit A

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                            NORTHRIDGE VENTURES INC.
                             (A NEVADA CORPORATION)


                                   ARTICLE 1

                                      NAME

1.1     The name of the Corporation is NORTHRIDGE VENTURES INC.

                                   ARTICLE 2

                                    PURPOSE

2.1 The purpose for which the Corporation is organized is to engage in any lawful activity within or outside the State of Nevada.

2.2 The Corporation may maintain offices at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders may be held outside the State of Nevada with the same effect as if in the State of Nevada.

                                   ARTICLE 3

                                 RESIDENT AGENT

3.1 The name and address of the Resident Agent for the corporation is Laughlin Associates, Inc., of 2533 North Carson Street, Carson City, Nevada 89706.

3.2     The Resident Agent may be changed in the manner permitted by law.

                                   ARTICLE 4

                               BOARD OF DIRECTORS

4.1 The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

                                   ARTICLE 5

                                 CAPITAL STOCK

5.1 The aggregate number of shares that the Corporation shall have authority to issue is ONE BILLION (1,000,000,000) shares, consisting of (i) EIGHT HUNDRED MILLION (800,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock"); and TWO HUNDRED MILLION (200,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

5.2 The board of directors is authorized from time to time to establish one or more series of Preferred Stock and to determine and prescribe the voting powers, distinguishing designations, preferences, limitations, restrictions and relative rights of the Preferred Stock before issuance of any shares of that class and of any series of Preferred Stock before issuance of shares of that series.

5.3 The board of directors has authority to authorize and direct the issuance by the Corporation of shares of Preferred Stock and Common Stock at such times, in such amounts, to such persons, for such consideration as the board of directors shall determine to be adequate, and upon such terms and conditions as the board of directors may, from time to time, determine, subject only to the restriction, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles, as the same may, from time to time, be amended. Upon the receipt by the Corporation of the consideration for which the board authorized the issuance of shares of Preferred Stock or Common Stock, such shares shall be deemed fully paid and nonassessable.

5.4 The board of directors has authority to authorize and direct the payment of dividends and the making of other distributions by the Corporation in respect of the issued and outstanding shares of Preferred Stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles of Incorporation, as the same may, from time to time, be amended, and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class or series in which the payment or distribution is to be made.

5.5 The board of directors has authority to authorize and direct the acquisition by the Corporation of the issued and outstanding shares of Preferred Stock and Common Stock at such times, in such amounts, from such persons, for such considerations, from such sources and upon such terms and conditions as the board of directors may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Nevada Business Corporations Act, other applicable laws and these Articles, as the same may, from time to time, be amended. Such acquired shares of the Corporation will be designated "Treasury Shares" unless specifically cancelled and withdrawn by action of the board of directors.

                                   ARTICLE 6

                LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

6.1 A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE 7

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

7.1 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any Bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article. Without limiting the application of the foregoing, the board of directors may adopt Bylaws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

                                   ARTICLE 8

                        ADOPTION AND AMENDMENT OF BYLAWS

8.1 The board of directors is expressly granted the exclusive power to adopt, amend or repeal the bylaws of the Corporation.

                                   ARTICLE 9

                     AMENDMENT OF ARTICLES OF INCORPORATION

9.1 The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.